                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):January 15, 1998


               HOME IMPROVEMENT & HOME EQUITY LOAN TRUST 1997-C
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Minnesota                   33-55853                  Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400
                                                          ----------------

                                Not Applicable
    ----------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.            Other Events.
                   ------------

                   Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on January 15, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.            Financial Statements and Exhibits
                   ---------------------------------

                   (c)      Exhibits.

                            The following is filed herewith. The
                            exhibit number corresponds with Item
                            601(b) of Regulation S-K.

                            Exhibit No.             Description
                            -----------             -----------

                                 99.1 Monthly Report delivered to Certificateholders on
                                                    January 15, 1998.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 1998


                                   HOME IMPROVEMENT & HOME EQUITY LOAN
                                   TRUST 1997-C

                                   By     GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust


                                   By: /s/Phyllis A. Knight
                                       --------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer
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                               INDEX TO EXHIBITS



Exhibit
Number                                                                   Page
------                                                                   ----

 99.1        Monthly Report delivered to Certificateholders                5
             on January 15, 1998.